UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                        Date of Report: December 30, 2010


                            Vibe Records, Inc. Nevada
             (Exact name of registrant as specified in its charter)

         Nevada                    000-51107                   71-0928242
(State of incorporation)    (Commission File Number)    (IRS Employer ID Number)

824 Old Country Road, PO Box 8, Westbury NY                       11590
 (Address of principal executive offices)                      (Zip Code)

                                 (516) 333-2400
                        (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communications  pursuant to Rule 13e-4c under the Exchange
    Act (17 CFR 240.13e-4c)
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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

SECTION 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

DISMISSAL OF INDEPENDENT ACCOUNTANT.

Effective December 30th, 2010, we have dismissed the firm of S. W. Hatfield, CPA as our auditor for our 2010 fiscal year. S. W. Hatfield, CPA audited our financial statements for the 2009 fiscal year. S. W. Hatfield, CPA's opinion on our financial statements for our 2008 and 2009 fiscal years were qualified as to our ability to remain a going concern. S. W. Hatfield, CPA's dismissal was approved by the board of directors.

During the two most recent fiscal years and the subsequent interim period preceding S. W. Hatfield, CPA's dismissal, there were no disagreements between
S. W. Hatfield, CPA and us on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Notwithstanding the absence of disagreement, S. W. Hatfield, CPA advised us during the specified period of the following:

That information has come to S. W. Hatfield, CPA attention that it has concluded could potentially materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent audited financial statements (including information that, unless resolved to his satisfaction, would prevent him from rendering an unqualified audit report on those financial statements).

The information that has come to S. W. Hatfield, CPA's attention are: (a) an increase in non-cash expenses during fiscal year 2009 as a result of the possible issue of "cheap stock", (b) the allocation of cash expenses between management compensation and other expenses and (c) issues regarding our ownership or lack of ownership of a business operated through a web site, which individually or collectively may require a restatement of prior periods or a withdrawal of previously issued opinions. The board of directors discussed this information with S. W. Hatfield, CPA. We authorized S. W. Hatfield, CPA to respond fully to inquiries of the successor auditor regarding the information that has come to its attention.

We have provided a copy of this  amendment of this Current Report on Form 8-K to
S. W. Hatfield, CPA and requested it to furnish to us a letter addressed to the Commission stating whether it agrees with the statements made in this report and, if not, stating the respects in which it does not agree.

ENGAGEMENT OF INDEPENDENT ACCOUNTANT.

Effective December 30th, 2010, we have engaged M&K CPAS, PLLC of Houston, Texas, as our independent auditors. We have not consulted with M&K, at any time prior to the date of engagement, (i) application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements; or (ii) Any matter

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that  was  either  the  subject  of a  disagreement  (as  defined  in  paragraph
304(a)(1)(iv) and the related instructions to this item) or a reportable event as described in item 304(a)(1)(v) of Regulation S-K. The decision to engage M&K was recommended and approved by our board of directors.

SECTION 9.01 - FINANCIAL STATEMENT AND EXHIBITS

(c)  Exhibits

The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit                            Description
-------                            -----------

 16.1                Letter from S. W. Hatfield, CPA, updated

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VIBE RECORDS, INC. NEVADA


Date: February 10, 2011                 By: /s/ Timothy J. Olphie
                                            ------------------------------------
                                            Timothy J. Olphie
                                            Chief Executive Officer,
                                            Chief Financial Officer and Director

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